LIFETIME ACHIEVEMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated April 30, 2006

At a meeting held on August 21, 2006, the Board of Directors of Lifetime Achievement Fund, Inc. (the “Fund”) approved the imposition of a 2.00% redemption fee to be charged when an investor redeems shares of the Fund that were acquired within the previous 90 days.  The fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (known as “market timing”) by other shareholders.  Any redemption fees will be paid directly to the Fund to offset the costs of short-term trading.  The redemption fee will become effective on September 8, 2006 and will apply to shareholders who redeem their shares on or before the 90th day from the date of purchase.  The redemption fee will not apply to Fund shares currently held by shareholders and purchased before September 8, 2006.

For purposes of the applying the redemption fee, shares held the longest will be treated as being redeemed first.  The redemption fee does not apply to the following transactions:

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redemptions of shares resulting from death, disability or a severe hardship, as determined in the discretion of Manarin Securities Corporation, the Fund’s distributor (the “Distributor”);

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redemptions of shares acquired through the reinvestment of dividends or capital gains;

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redemptions of shares acquired through the Systematic Withdrawal Plan; or

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shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee.

In addition, the redemption fee may be waived in other limited circumstances that do not indicate market-timing activity, as determined in the sole discretion of the Distributor.  Any redemption fee waivers will be reported to the Fund’s Board of Directors at its next quarterly meeting.

The date of this Supplement is August 30, 2006.

Please keep this Supplement with your records.